Net Periodic Pension Benefit Cost Assumptions (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Expected rate of return on plan assets	2.70%
Actuarial loss - benefit obligation	$ 8,270	$ 680	$ 405
Actuarial gain - plan assets	(4,125)	(1,933)	(915)
Actuarial gain recognized in net periodic benefit cost	(20)	(130)	(179)
Total	$ 4,125	$ (1,383)	$ (689)
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.70%	4.60%	4.70%
Rate of compensation increase	4.00%	3.40%	3.50%
Expected rate of return on plan assets	6.10%	5.70%	5.80%